EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Fleetwood Enterprises, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•             the Quarterly Report of the Company on Form 10-Q for the period ended January 28, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•             the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By	/s/ ELDEN L. SMITH
Elden L. Smith
President and Chief Executive Officer

	By	/s/ BOYD R. PLOWMAN
Boyd R. Plowman
Executive Vice President and Chief Financial Officer
March 8, 2007